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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                              Amendment Number One

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 October 24, 2000
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                        Socrates Technologies Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  0-26614               54-1707718
--------------------------------     -----------          ----------------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)        Identification No.)


8133 Leesburg Pike, Suite 770, Vienna, Virginia                22182
  -----------------------------------------               ----------
  (Address of principal executive offices)                (Zip code)

               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (703) 288-6500

          Former name or former address, if changed since last report:
          ------------------------------------------------------------
              8133 Leesburg Pike, Suite 760, Vienna, Virginia 22182
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                        Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Changes in Control of Registrant.
           None.

Item 2.    Acquisition or Disposition of Assets.
           None.

Item 3.    Bankruptcy or Receivership.
           None.

Item 4.    Changes in Registrant's Certifying Accountant.
           None.

Item 5.    Other Events.

         On October 24, 2000, the U.S. District Court for the Southern District of Indiana, Indianapolis Division, granted the Registrant's motion to dismiss the Plaintiff's claims against Socrates Technologies Corporation in the matter of Hirata Corporation and Hirata Corporation of America v. Edward Ratkovich, Socrates Technologies Corporation f/k/a MVSI, Inc., et al. (Cause No. IP-98-0855-C-D/F). The Plaintiff's claims against Edward Ratkovich, the former Chairman of the Board and Chief Executive Officer of the Registrant, were also dismissed by the Court. The Plaintiffs have the right to appeal the dismissal of their claims against the Registrant and Mr. Ratkovich.

Item  6.   Resignation of Directors.
           None.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           Exhibits:

           (c)

                  17. Resignation Letter of Paul Richter from a director of the Registrant's Board of Directors

                  99.1 Judgment in Hirata Corporation and Hirata Corporation of America vs. Daniel Porush, Jordan Belfort, Edward Ratkovich, et al., dated October 24, 2000.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 26, 2000

                                         /s/ Timothy Keenan
                                         ---------------------------------------
                                         Timothy Keenan, Chief Executive Officer
                                         and President